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         BANCO DO BRASIL
                                                                                                                  [loan renewal]
                           STATE OF DEBT AT JULY 15, 1999                                                         REF: CONTAGB208
                                                                                                                  PAGE:   1


CLIENT NO.:  0186155-7     RUT: 89.115.400-3      ACTIVITY CODE:  61                  RISK CLASSIFICATION: B
NAME:  TEPUAL S.A.                                ADDRESS: GENERAL EKDAHL 159                                    CITY: SANTIAGO



 ACCOUNT                                             DOCUMENT    DATE    EXPIRATION   CURRENCY
 NUMBER                      ACCOUNT NAME             NUMBER   GRANTED      DATE        CODE   VALUE                CONVERSION
LOANS:
1130.031.01   Export Loans                           105.117   15/07/99   21/10/99       13     300,000.00  DB        155,670,000.00
1130.031.01   Export Loans                           105.143   15/07/99   21/10/99       13     200,000.00  DB        103,780,000.00
1130.031.01   Export Loans                           105.148   15/07/99   22/10/99       13     300,000.00  DB        155,670,000.00
1130.031.01   Export Loans                           105.260   15/07/99   22/10/99       13     500,000.00  DB        259,450,000.00
              Debt for negotiable Letter of Credit
1615.005.01   with view to payment                   105.862   15/07/99   22/09/99       13      48,000.00  DB         24,907,200.00
              Debt for negotiable Letter of Credit
1615.005.01   with view to payment                   105.863   15/07/99   22/09/99       13     104,000.00  DB         53,965,600.00
              Debt for negotiable Letter of Credit
1615.005.01   with view to payment                   105.901   15/07/99   30/09/99       13      26,250.00  DB         13,621,125.00
              Debt for negotiable Letter of Credit
1615.005.01   with view to payment                   105.941   15/07/99   13/10/99       13      11,785.00  DB          6,115,237.00
                                                                                   FOREIGN
TOTAL LOANS   CHILEAN CURRENCY                                  0.00      CURRENCY - 773,179,162.00      TOTAL DEBT - 773,179,162.00

INTEREST:
              Interest for the collection of export
1130.031.02   loan                                   105.117   15/07/99   21/10/99       13       1,830.19  DB            949,686.00
              Interest for the collection of export
1130.031.02   loan                                   105.143   15/07/99   21/10/99       13       1,220.12  DB            633,120.00

 ACCOUNT                                             DOCUMENT    DATE    EXPIRATION   CURRENCY
 NUMBER                      ACCOUNT NAME             NUMBER   GRANTED      DATE        CODE   VALUE                CONVERSION

              Interest for the collection of export
1130.031.02   loan                                   105.148   15/07/99   22/10/99       13       1,757.25  DB            911,837.00
              Interest for the collection of export
1130.031.02   loan                                   105.260   15/07/99   22/10/99       13      23,471.75  DB         12,179,491.00
                                                                                       FOREIGN
TOTAL INTEREST  CHILEAN CURRENCY                                  0.00        CURRENCY - 14,674,134.00    TOTAL DEBT - 14,674,134.00

GUARANTEES:
9220.012.00     Standby Letter of Credit (Guarantees) 8.825    15/07/99   31/12/99       13   1,500,000.00  DB        778,350,000.00
9220.006.00     Guarantee of Foreign Certificate     105.862   15/07/99   22/09/99       13      48,000.00  DB         24,907,200.00
9220.006.00     Guarantee of Foreign Certificate     105.863   15/07/99   22/09/99       13     104,000.00  DB         53,965,600.00
9220.006.00     Guarantee of Foreign Certificate     105.901   15/07/99   30/09/99       13      26,250.00  DB         13,621,125.00
TOTAL                                                                                  FOREIGN
GUARANTEES      CHILEAN CURRENCY                                  0.00        CURRENCY - 870,843,925.00  TOTAL DEBT - 870,843,925.00


                                                                                                 /s/Pugenio Nunez Paredes
                                                                                                 Pugenio Nunez Paredes
                                                                                                 Account Executive

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
BANCO DO BRASIL
Apoquindo 3001 - Santiago
TAX NO. 97,003,000-K                                                                       No. of Operation: 105260
(by hand - a.86155x)                                                                   No. of Promissory Note: 7405
                                    E X P O R T   P R O M I S S O R Y   N O T E

         I owe and shall pay to the order of the BANCO DO BRASIL S.A. on Julu 12, 1999 the sum of
US$500,000. (Five hundred thousand Dollars USA) value for an export credit that I have received in loan from that Bank, to my entire satisfaction and approval.
         I shall make the payment with the compensation from exports to United States of America dollars or its equivalent in national legal tender, in conformance with the standards in effect.
         If the expiration date arrives and for any reason I have not received part or all of the compensation from the exports, I shall likewise pay the credit in full on that day.
         The interest the credit will return shall be 9.3887% annually, and shall be calculated on the basis of a year of 360 days and shall be paid together with the capital.
         The default or simply delay in payment of the credit and its interest shall return, beginning on the day on which such eventuality may be produced, an interest equal to the maximum that the Law allows to be pacted.  The calculation of the interest for default shall be made prior to capitalization of the interest earned up to the date of expiration of the promissory note.
         The BANCO DO BRASIL S.A. is empowered to demand full payment of this promissory note, including the interest earned, if the individual thus obligated should fall into insolvency, such being understood to mean that if he should cease in paying any obligation, if he, the debtor, or one or more of his creditors solicit his bankruptcy or formulate proposals of extrajudicial or judicial agreements, whether through the route of prejudicial or precautionary measures they may obtain against him; i.e., retentions, prohibitions from entering into acts or contracts regarding any of his goods, or in the naming of intervening parties; if the impediment of embargo is brought against any of his goods or should any other fact occur which also places in evidence a noticeable insolvency on his part.  The foregoing is understood to be without prejudice to the other cases in which advance payment may be demanded in accordance with legal standards.
         The obligations emanating from this promissory note are indivisible in nature and his compliance can be demanded from each and every one of the heirs, or successors of the debtor, in conformity with
Articles 1526 No. 4 and 1528 of the Civil Code.
         This promissory note is exempt from the obligation of protest.
         For all the effects of this promissory note, the debtor fixes his domicile in the community of
Santiago and submits to the jurisdiction of its Courts.
         The BANCO DO BRASIL S.A. is irrevocably authorized to debit the bank accounts which the debtor maintains in the Bank, with the total amount of the credit, including its interest and collection costs, as of the date of expiration of this promissory note, or since the same has become demandable or payable.
         The debtor states that he accepts that this promissory note is governed by the dispositions established by the Banco Central de Chile, and by the Superintendency of Banks and Financial Institutions,
concerning financing for exports.
         This promissory note is exempt from taxation, in conformity with the dispositions of Article 24 of
Decree Law 3475 and by the Superintendency of Banks and Financial Institutions concerning financing for exports.
                                                              In Santiago, January 13, 1999
NAME / BUSINESS NAME OF DEBTOR                                         TEPUAL S.A.
TAX NO. OF DEBTOR                                             89,115,400-3
REPRESENTATIVE(S)                                             MAX RUTMAN SOUBOTNIK
TAX REPRESENTATIVE(S)                                         4,335,394-2
DOMICILE          STREET                                      GENERAL EKDHAL, 159
                  DISTRICT                                    RECOLETA
                  CITY                                        SANTIAGO
IN CASE OF PROTEST, PLEASE SEND PROMISSORY NOTE TO THE CORRESPONDING NOTARY
                                            (Signed) M. Rutman
                                 SIGNATURE OF DEBTOR OR LEGAL REPRESENTATIVE(S)
                                                                                (illegible notation and date)

BANCO DO BRASIL
Apoquindo 3001 - Santiago
TAX NO. 97,003,000-K                                                                       No. of Operation: 105117
                                                                                       No. of Promissory Note: 7365
                                    E X P O R T   P R O M I S S O R Y   N O T E

         I owe and shall pay to the order of the BANCO DO BRASIL S.A. on June 14, 1999 the sum of
US$300,000.00 (Three hundred thousand Dollars USA) value for an export credit that I have received in loan from that Bank, to my entire satisfaction and approval.
         I shall make the payment with the compensation from exports to United States of America dollars or its equivalent in national legal tender, in conformance with the standards in effect.
         If the expiration date arrives and for any reason I have not received part or all of the compensation from the exports, I shall likewise pay the credit in full on that day.
         The interest the credit will return shall be 9.3025% annually, and shall be calculated on the basis of a year of 360 days and shall be paid together with the capital.
         The default or simply delay in payment of the credit and its interest shall return, beginning on the day on which such eventuality may be produced, an interest equal to the maximum that the Law allows to be pacted.  The calculation of the interest for default shall be made prior to capitalization of the interest earned up to the date of expiration of the promissory note.
         The BANCO DO BRASIL S.A. is empowered to demand full payment of this promissory note, including the interest earned, if the individual thus obligated should fall into insolvency, such being understood to mean that if he should cease in paying any obligation, if he, the debtor, or one or more of his creditors solicit his bankruptcy or formulate proposals of extrajudicial or judicial agreements, whether through the route of prejudicial or precautionary measures they may obtain against him; i.e., retentions, prohibitions from entering into acts or contracts regarding any of his goods, or in the naming of intervening parties; if the impediment of embargo is brought against any of his goods or should any other fact occur which also places in evidence a noticeable insolvency on his part.  The foregoing is understood to be without prejudice to the other cases in which advance payment may be demanded in accordance with legal standards.
         The obligations emanating from this promissory note are indivisible in nature and his compliance can be demanded from each and every one of the heirs, or successors of the debtor, in conformity with
Articles 1526 No. 4 and 1528 of the Civil Code.
         This promissory note is exempt from the obligation of protest.
         For all the effects of this promissory note, the debtor fixes his domicile in the community of
Santiago and submits to the jurisdiction of its Courts.
         The BANCO DO BRASIL S.A. is irrevocably authorized to debit the bank accounts which the debtor maintains in the Bank, with the total amount of the credit, including its interest and collection costs, as of the date of expiration of this promissory note, or since the same has become demandable or payable.
         The debtor states that he accepts that this promissory note is governed by the dispositions established by the Banco Central de Chile, and by the Superintendency of Banks and Financial Institutions,
concerning financing for exports.
         This promissory note is exempt from taxation, in conformity with the dispositions of Article 24 of
Decree Law 3475 and the Superintendency of Banks &  Financial Institutions re financing for exports.
                                                              In Santiago, December 15, 1998
NAME / BUSINESS NAME OF DEBTOR                                         TEPUAL S.A.
TAX NO. OF DEBTOR                                             89,115,400-3
REPRESENTATIVE(S)                                             MAX RUTMAN SOUBOTNIK
TAX REPRESENTATIVE(S)                                         4,335,394-2
DOMICILE          STREET                                      GENERAL EKDHAL, 159
                  DISTRICT                                    RECOLETA
                  CITY                                        SANTIAGO
IN CASE OF PROTEST, PLEASE SEND PROMISSORY NOTE TO THE CORRESPONDING NOTARY
                                            (Signed) M. Rutman
                                 SIGNATURE OF DEBTOR OR LEGAL REPRESENTATIVE(S)

(Stamped: ARIEL OPAZO RAMIREZ (by hand) 291298                                          (illegible notation and date)

I authorize the signature of Max Rutman Soubotnik ID 4,335,394-1 in representation of Tepual S.A. Tax No.
39.115.400-3, as debtot, Santiago December 15, 1998.

BANCO DO BRASIL
Apoquindo 3001 - Santiago
TAX NO. 97,003,000-K                                                                       No. of Operation: 105148
                                                                                       No. of Promissory Note: 7378
                                    E X P O R T   P R O M I S S O R Y   N O T E

         I owe and shall pay to the order of the BANCO DO BRASIL S.A. on June 21, 1999 the sum of
US$300,000.00 (Three hundred thousand Dollars USA) value for an export credit that I have received in loan from that Bank, to my entire satisfaction and approval.
         I shall make the payment with the compensation from exports to United States of America dollars or its equivalent in national legal tender, in conformance with the standards in effect.
         If the expiration date arrives and for any reason I have not received part or all of the compensation from the exports, I shall likewise pay the credit in full on that day.
         The interest the credit will return shall be 9.3305% annually, and shall be calculated on the basis of a year of 360 days and shall be paid together with the capital.
         The default or simply delay in payment of the credit and its interest shall return, beginning on the day on which such eventuality may be produced, an interest equal to the maximum that the Law allows to be pacted.  The calculation of the interest for default shall be made prior to capitalization of the interest earned up to the date of expiration of the promissory note.
         The BANCO DO BRASIL S.A. is empowered to demand full payment of this promissory note, including the interest earned, if the individual thus obligated should fall into insolvency, such being understood to mean that if he should cease in paying any obligation, if he, the debtor, or one or more of his creditors solicit his bankruptcy or formulate proposals of extrajudicial or judicial agreements, whether through the route of prejudicial or precautionary measures they may obtain against him; i.e., retentions, prohibitions from entering into acts or contracts regarding any of his goods, or in the naming of intervening parties; if the impediment of embargo is brought against any of his goods or should any other fact occur which also places in evidence a noticeable insolvency on his part.  The foregoing is understood to be without prejudice to the other cases in which advance payment may be demanded in accordance with legal standards.
         The obligations emanating from this promissory note are indivisible in nature and his compliance can be demanded from each and every one of the heirs, or successors of the debtor, in conformity with
Articles 1526 No. 4 and 1528 of the Civil Code.
         This promissory note is exempt from the obligation of protest.
         For all the effects of this promissory note, the debtor fixes his domicile in the community of
Santiago and submits to the jurisdiction of its Courts.
         The BANCO DO BRASIL S.A. is irrevocably authorized to debit the bank accounts which the debtor maintains in the Bank, with the total amount of the credit, including its interest and collection costs, as of the date of expiration of this promissory note, or since the same has become demandable or payable.
         The debtor states that he accepts that this promissory note is governed by the dispositions established by the Banco Central de Chile, and by the Superintendency of Banks and Financial Institutions,
concerning financing for exports.
         This promissory note is exempt from taxation, in conformity with the dispositions of Article 24 of
Decree Law 3475 and by the Superintendency of Banks and Financial Institutions concerning financing for exports.
                                                              In Santiago, December 21, 1998
NAME / BUSINESS NAME OF DEBTOR                                         TEPUAL S.A.
TAX NO. OF DEBTOR                                             89,115,400-3
REPRESENTATIVE(S)                                             MAX RUTMAN SOUBOTNIK
TAX REPRESENTATIVE(S)                                         4,335,394-2
DOMICILE          STREET                                      GENERAL EKDHAL, 159
                  DISTRICT                                    RECOLETA
                  CITY                                        SANTIAGO

IN CASE OF PROTEST, PLEASE SEND PROMISSORY NOTE TO THE CORRESPONDING NOTARY
                                            (Signed) M. Rutman
                                  SIGNATURE OF DEBTOR OR LEGAL REPRESENTATIVE(S)

                                                              (illegible notation and date January 27, 99)
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